Certification
              Pursuant to Section 906 of the Sarbanes-Oxley Act of
       2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title
                             18, United States Code)

Pursuant to (b) of section 1350, I hereby certify, to the best of my knowledge, that:

     The Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K ") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.




By: /s/ Gail L. Hanson
----------------------
Gail L. Hanson
Chief Financial Officer
March 21, 2003